MAY 12, 2012 AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN BIO-MATRIX SIENTIFIC GROUP, INC. AND J. CHRISTOPHER MIZER DATED ("AGREEMENT") DATED MAY 4, 2012.

Section 4 of the Agreement is amended and shall be and read as follows:

4. Compensation Salary. During the Employment Period, Company shall pay Employee salary at the rate of (i) $10,000 per month prorated for any partial employment month ("Salary"). Salary shall be paid on a monthly basis ("Payday") or, in the event that Payday falls on a Saturday, Sunday or holiday, on the next business day. Salary may be paid, at the Company's sole discretion, either in

(a) cash, or
(b) shares of the Company's common stock ("Stock Payment")

Employee acknowledges that any Stock Payments issued pursuant to this Agreement that are not registered pursuant to the Securities Act of 1933 shall constitute "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act of 1933, and shall contain the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR SUCH LAWS AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE ACT OR SUCH LAWS.

The Company may register any Stock Payment pursuant to the Securities Act of 1933, but is not obligated to do so pursuant to this Agreement.

It is agreed to by the parties that no salary shall be due and payable to the Employee during the months of May and June of 2012 and that the salary due and payable to employee for the month of July 2012 pursuant to this Agreement shall be the amount of $28,710.

Agreed to by:

By:

David R. Koos

Chief Executive Officer

Bio Matrix Scientific Group, Inc.

By:

J. Christopher Mizer